                                                                   EXHIBIT 10.38


                               THIRD ADDENDUM TO
            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

          THIS THIRD ADDENDUM (this "Addendum") dated as of January 24, 2000, to the Fourth Amended and Restated Investors' Rights Agreement dated as of May 18, 1999 as amended (the "Rights Agreement"), by and among drugstore.com, inc., a Delaware corporation (the "Company") and the parties listed on Exhibit A hereto hereby adds certain securities to the definition of "registrable securities" under the Rights Agreement. Two prior addenda to the Rights Agreement dated as of June 17, 1999 and July 26, 1999 remain in full force and effect.

                                   RECITALS

          A. The Company and Amazon.com, Inc. ("Amazon.com") have entered into a letter agreement (the "Stock Purchase Letter Agreement"), a copy of which is attached as Exhibit B hereto, pursuant to which the Company will sell to Amazon.com and Amazon.com will purchase from the Company 1,066,667 of shares of the Company's Common Stock in a private placement transaction (the "Amazon Private Placement"). The Company and the Investors party to the Rights Agreement are willing to grant Amazon.com registration rights with regard to such shares.

          B. Pursuant to Section 5.2 of the Rights Agreement, this Addendum is being executed by the Company and the holders of at least two-thirds (2/3) of the Registrable Securities presently outstanding, thereby permitting the Rights Agreement be amended hereby.

          C. Capitalized terms used herein and not defined shall have the meanings given to them in the Rights Agreement.

                                   AGREEMENT

          1. The parties agree that for purposes of Section 1 of the Rights Agreement, shares of Common Stock of the Company issued to Amazon.com pursuant to the Amazon Private Placement shall be deemed to be "Registrable Securities" for all purposes and subject to all conditions of the Rights Agreement.

          2. This Addendum shall become effective immediately upon the receipt of the required two-thirds (2/3) consent. Upon such effectiveness:

               (a) all references in any document to the Rights Agreement shall be deemed to be references to the Rights Agreement as modified by this Addendum; and

               (b) except as specifically modified hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof.
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                                       2

          3. This Addendum, which shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws, may be executed in counterparts.

                           [Signature Page Follows]
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                                       3

          The parties have executed this Third Addendum to the Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.


COMPANY:                                INVESTORS:

DRUGSTORE.COM, INC.,                    RITE AID CORPORATION,



By:                                      By:
   -------------------------------          ------------------------------
     Peter M. Neupert                         Name:
     President                                Title:

     Address:                                 Address:
     13920 SE Eastgate Way                    30 Hunter Lane
     Suite 300                                Camp Hill, PA 17011
     Bellevue, WA 98005



                                         GENERAL NUTRITION COMPANIES, INC.



                                         By:
                                            ------------------------------
                                              Name:
                                              Title:

                                              Address:
                                              300 6th Avenue
                                              Pittsburgh, PA 17011



                                         VULCAN VENTURES INCORPORATED,



                                         By:
                                            ------------------------------
                                              Name:
                                              Title:

                                              Address:
                                              110 110th Avenue NE, Suite 550
                                              Bellevue, WA 98004
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                                       4

                                         KLEINER PERKINS CAUFIELD & BYERS
                                         VIII, L.P.,



                                         By:  KPCB VIII Associates, L.P., its
                                              General Partner


                                         By:
                                            ------------------------------
                                              a General Partner

                                              Address:
                                              2750 Sand Hill Road
                                              Menlo Park, CA 94025



                                         KPCB VIII FOUNDERS FUND, L.P.,



                                         By:  KPCB VIII Associates, L.P., its
                                              General Partner


                                         By:
                                            ------------------------------
                                              a General Partner

                                              Address:
                                              2750 Sand Hill Road
                                              Menlo Park, CA 94025



                                         KPCB LIFE SCIENCES ZAIBATSU FUND II,
                                         L.P.



                                         By:  KPCB VII Associates, L.P., its
                                              General Partner


                                         By:
                                            ------------------------------
                                              a General Partner

                                              Address:
                                              2750 Sand Hill Road
                                              Menlo Park, CA 94025
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                                       5

                                         AMAZON.COM, INC.



                                         By:
                                            ------------------------------
                                              Name:
                                              Title:

                                              Address:
                                              1516 2nd Avenue
                                              Seattle, WA 98101



                                         PETER M. NEUPERT



                                         ---------------------------------
                                              Peter M. Neupert

                                              Address:
                                              13920 SE Eastgate Way, Suite 300
                                              Bellevue, WA 98005



                                         DRUGSTORE.COM FOUNDATION



                                         By:
                                            ------------------------------
                                              Name:
                                              Title:

                                              Address:
                                              13920 SE Eastgate Way, Suite 300
                                              Bellevue, WA 98005



                                         MAVERON EQUITY PARTNERS, L.P.



                                         By:
                                            ------------------------------
                                              Name:
                                              Title:

                                              Address:
                                              800 Fifth Ave., Suite 4100
                                              Seattle, WA 98104
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                                       6

                                         LIBERTY DS, INC.



                                         By:
                                            ------------------------------
                                              Name:
                                              Title:

                                              Address:
                                              9197 South Peoria Street
                                              Englewood, CO  80112



                                         DAVID WHORTON



                                         ---------------------------------
                                              David Whorton

                                              Address:
                                              c/o Kleiner Perkins Caufield
                                              & Byers
                                              2750 Sand Hill Road
                                              Menlo Park, CA 94025
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                                       7

                                   EXHIBIT A

                                   INVESTORS


Name and Address
----------------

Rite Aid Corporation
30 Hunter Lane
Camp Hill, PA 17011

General Nutrition Companies, Inc.
300 6th Avenue
Pittsburgh, PA 15222

Vulcan Ventures Incorporated
110th Avenue Northeast, Suite 550
Bellevue, WA  98004

Kleiner Perkins Caufield & Byers VIII
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VIII Founders Fund, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Life Sciences Zaibatsu Fund II, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

David Whorton
c/o Kleiner Perkins Caufield & Byers
2750 Sand Hill Road
Menlo Park, CA 94025

Amazon.com, Inc.
1516 2nd Avenue
Seattle, WA 98101
Attn: General Counsel

Peter M. Neupert
13920 SE Eastgate Way, Suite 300
Bellevue, WA  98005

Maveron Equity Partners, L.P.
800 Fifth Avenue, Suite 4100
Seattle, WA  98104
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                                       8

Liberty DS, Inc.
9197 South Peoria Street
Englewood, CO  80112

drugstore.com Foundation
Attn:  Alesia L. Pinney
13920 SE Eastgate Way, Ste. 300
Bellevue, WA  98005